               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [ ]
Filed by a party other than the Registrant [X]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                MAXICARE HEALTH PLANS, INC.
 .................................................................
     (Name of Registrant as Specified In Its Charter)

                     PAUL R. DUPEE, JR.
 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:

          .......................................................
                     PRELIMINARY COPY SUBJECT TO COMPLETION
                              DATED MARCH 19, 1998

                              CONSENT SOLICITATION
                               IN CONNECTION WITH
               THE INCREASE IN THE AUTHORIZED NUMBER OF DIRECTORS,
                   THE AMENDMENT OF BYLAWS AND THE ELECTION OF
                    DIRECTORS OF MAXICARE HEALTH PLANS, INC.

                                   -----------

                            SOLICITATION STATEMENT OF
                             MR. PAUL R. DUPEE, JR.

                                   -----------

        This Solicitation Statement and the accompanying GOLD Consent Card are being furnished to holders (the "Shareholders") of outstanding common stock, par value $.01 per share (the "Common Stock"; shares thereof are referred to herein as the "Shares"), of Maxicare Health Plans, Inc., a Delaware corporation ("Maxicare" or the "Company"), on March __, 1998 by Mr. Paul R. Dupee, Jr. (the "Soliciting Shareholder") in connection with the solicitation of written consents ("Consents") of the Shareholders to enact the proposals listed below (the "Proposals"). The purpose of the Proposals is to elect a majority of the Company's Board of Directors (the "Board"), who are committed, subject to their fiduciary duties, to pursuing strategic alternatives to enhance shareholder value, including a business combination or a sale of the Company or its assets. The Proposals are (1) a proposal to repeal any amendments to the bylaws of the Company (the "Bylaws") adopted by the Board since February 1, 1998; (2) a proposal that would add 10 new directors, thereby increasing the authorized number of directors on the Board from 7 to 17, and to clarify that the Shareholders may fill the resulting new directorships by written consent in lieu of a meeting; and (3) a proposal to fill the directorships created by the increase in the authorized number of directors on the Board with Soliciting Shareholder Nominees (defined below).

                                CONSENT PROCEDURE

        Section 228 of the General Corporation Law of the State of Delaware (the "GCL") states that, unless otherwise provided in the certificate of incorporation, any action that may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, shall be signed by holders of outstanding stock having not fewer than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and those consents are delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

        The Company's restated certificate of incorporation does not restrict the right of the Company's Shareholders to take action by written consent.

                      VOTE REQUIRED TO ENACT THE PROPOSALS

Proposal 1--Bylaw Repeal Proposal

        Proposal 1 proposes to repeal any amendments to the Bylaws adopted by the Board since February 1, 1998. Under the Bylaws, a bylaw may be repealed by the holders of a majority of the outstanding Shares by written consent. See "Proposals--Bylaw Repeal Proposal."


-------------------------------------------------------------------------------
THESE ARE PRELIMINARY SOLICITATION MATERIALS AND, IN ACCORDANCE WITH U.S. SECURITIES LAWS, DO NOT INCLUDE A CONSENT CARD. ONCE OUR SOLICITATION
MATERIALS BECOME DEFINITIVE, YOU WILL RECEIVE ANOTHER COPY ALONG WITH OUR CONSENT CARD.
-------------------------------------------------------------------------------

Proposal 2--Board Increase Proposal

        Proposal 2 would (a) exercise the Shareholders' right under the existing Bylaws to add 10 new directors, thereby increasing the authorized number of directors on the Board to 17, and (b) adopt an amendment to the Bylaws effectuating the same increase in the authorized number of directors on the Board and clarifying the right of Shareholders to fill the resulting newly-created directorships by written consent in lieu of a meeting. Under the Bylaws, the Board Increase Proposal may be enacted by the holders of a majority of the outstanding Shares by written consent. See "Proposals -- Board Increase Proposal."

Proposal 3--Filling of Newly-Created Directorships Proposal

        Proposal 3 proposes to fill the directorships created by the increase in the number of directors effected by Proposal 2 with the Soliciting Shareholder Nominees (defined below). Under the Company's restated certificate of incorporation and the Bylaws, the holders of a majority of the outstanding Shares are entitled to fill such directorships, and the Bylaw Amendment enacted by Proposal 2 will clarify that the Shareholders may take such action by written consent. See "Proposals--Filling of Newly-Created Directorships Proposal."

        THIS SOLICITATION STATEMENT AND THE ACCOMPANYING GOLD CONSENT CARD ARE FIRST BEING SENT TO SHAREHOLDERS ON OR ABOUT MARCH __, 1998. CONSENTS SHOULD BE DELIVERED AS PROMPTLY AS POSSIBLE, BY MAIL (USING THE ENCLOSED ENVELOPE), TO THE SOLICITING SHAREHOLDER'S CONSENT SOLICITOR, MACKENZIE PARTNERS, INC. ("MACKENZIE"), 156 FIFTH AVENUE, NEW YORK, NEW YORK 10010, FAX (212) 929-0308.

                          REASONS FOR THE SOLICITATION

        The purpose of the solicitation is to elect a majority of directors who would be committed, subject to their fiduciary duties, to pursuing strategic alternatives to enhance shareholder value, including a business combination or sale of the Company or its assets.

        The Soliciting Shareholder seeks to accomplish this purpose by adopting the Proposals, which would (1) add 10 new directors to the Board, thereby increasing the authorized number of directors to 17 and (2) fill the resulting new directorships with the Soliciting Shareholder Nominees (defined below), who would constitute a Board majority.

        The Soliciting Shareholder believes that the policies followed by the Board in recent years have failed to maximize shareholder value. Between March 10, 1997 and March 17, 1998, the closing bid price of the Common Stock on NASDAQ fell from $23 3/8 to $11 1/8, a drop of 52%. During that same period, the Morgan Stanley HMO Index, which tracks the average stock market performance of companies in the Company's industry, increased by 4%. There has also recently been a sharp decline in the Company's operating results. The Company reported a net loss of $35,068,000 for the year ended December 31, 1997, compared with net income of $19,425,000 for the same period in 1996.

        The Soliciting Shareholder believes that the Company could increase shareholder value by engaging in a business combination with, or sale to, another company in the managed health care business. The Soliciting Shareholder believes that the other party to such a transaction is likely to perceive that it can increase the profitability of the Company's business through economies of scale or improved management and, therefore, the Company's business would be credited with more value in such a transaction than is justified by its present level of profitability. In addition, the Soliciting Shareholder believes that such a transaction would improve the utilization of the Company's net operating loss carryforward, which is presently providing little value to the Company because of the Company's low level of profitability.

                    SHAREHOLDERS ENTITLED TO EXECUTE CONSENTS

        Article II, Section 11 of the Bylaws generally authorizes the Board to select the record date for determining Shareholders entitled to give written consents. Such record date shall not be more than ten days from the date upon which the resolution fixing such record date is adopted by the Board. However,
Section 11 also provides that if no record date has been fixed by the Board, the record date shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is submitted to the Company.

        On March 19, 1998, a signed consent setting forth the actions to be taken pursuant to this Consent Solicitation and dated March 19, 1998 was submitted to the Company by the Soliciting Shareholder. Therefore, March 19, 1998 is the record date for this Consent Solicitation and persons holding Shares on such date shall be entitled to give consents pursuant to this Consent Solicitation. Under the GCL, action by written consent is not effective unless written consents from the holders of the requisite number of shares are delivered to the corporation within 60 days of the earliest dated consent delivered to the corporation.

        By executing and returning the Consent Card to MacKenzie you will be consenting to enact the Proposals.

        If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can execute a Consent Card for such shares and will do so only upon receipt of your specific instructions. Accordingly, you are asked to contact the person responsible for your account and instruct that person to execute the GOLD Consent Card.

        THE FAILURE TO EXECUTE AND RETURN THE GOLD CONSENT CARD WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSALS.

                                    PROPOSALS

1.  BYLAW REPEAL PROPOSAL.

                            (Item 1 on Consent Card)

SHAREHOLDERS ARE ASKED TO CONSIDER AND VOTE UPON A RESOLUTION REGARDING THE REPEAL OF BYLAWS ADOPTED BY THE BOARD SINCE FEBRUARY 1, 1998:

        "Resolved, that pursuant to the Bylaws of the Company, the stockholders of the Company hereby repeal Bylaw amendments adopted by the Board of Directors since February 1, 1998."

        The purpose of the Bylaw repeal proposal (the "Bylaw Repeal Proposal") is to prevent the Board from interfering with the implementation of the Proposals being acted upon by the Shareholders pursuant to this Consent Solicitation. The Bylaw Repeal Proposal would repeal any Bylaw amendments adopted by the Board between February 1, 1998 and the date on which the Bylaw Repeal Proposal is enacted.

        While it is possible that such Bylaw amendments would conceivably be in the best interests of Shareholders, the Soliciting Shareholder believes that any such amendments are likely to be aimed at frustrating the Soliciting Shareholder's Proposals and therefore are not likely to be in the best interests of Shareholders. The Soliciting Shareholder is not aware of any Bylaw amendments adopted by the Board since February 1, 1998. If the Board adopts amendments to the Bylaws and the Soliciting Shareholder becomes aware of such amendments prior to the adoption of the Bylaw Repeal Proposal, the Soliciting Shareholder will take reasonable efforts to inform Shareholders of such amendments and the effect that the Bylaw Repeal Proposal would have in relation to such amendments.

Vote Required to Adopt the Bylaw Repeal Proposal.

        Article IX, Section 1 of the Bylaws provides that bylaws may be repealed "by the vote of holders of a majority of the outstanding shares entitled to vote unless, as to a particular provision, a higher vote is required by the Certificate of Incorporation or by statute; provided, however, that Section 3 of Article II, and Sections 1 and 2 of Article IX of the Bylaws may not be amended or repealed in any respect except by the affirmative vote of the holders of not less than eighty percent (80%) of the outstanding shares entitled to vote thereon...."

        The Bylaw Repeal Proposal does not propose to amend or repeal Article II, Section 3 (special meetings of stockholders) or Article IX, Section 1 or 2 (amendments) of the Bylaws. Nor does the Company's restated certificate of incorporation or the GCL require a higher vote than a majority of the outstanding Shares to repeal bylaws other than those listed above. Accordingly, the Bylaw Repeal Proposal may be enacted by the holders of a majority of the outstanding Shares entitled to vote. See "Vote Required to Adopt The Proposals."

2.  BOARD INCREASE PROPOSAL

                            (Item 2 on Consent Card)

SHAREHOLDERS ARE ASKED TO CONSIDER AND VOTE UPON A RESOLUTION INCREASING THE AUTHORIZED NUMBER OF DIRECTORS ON THE BOARD BY TEN AND CLARIFYING THAT THE SHAREHOLDERS MAY FILL VACANCIES ON THE BOARD AND NEWLY-CREATED DIRECTORSHIPS BY WRITTEN CONSENT IN LIEU OF A MEETING:

        "Resolved, that pursuant to the Bylaws of the Company, the stockholders of the Company hereby increase the authorized number of directors on the Board by 10, thereby increasing the authorized number of directors to 17, and hereby amend the Bylaws by deleting Article III, Section 2 thereof in its entirety and replacing the same with the following effective immediately:

               `Section 2. Number of Directors. The number of directors which shall constitute the Board of Directors of the Corporation shall be 17. The number of directors may from time to time be changed, by resolution of the Board of Directors or a majority vote of the outstanding shares entitled to vote thereon. The directors shall, except for filling vacancies (whether resulting from resignations, removals or otherwise) and directorships created by an increase in the authorized number of directors, be elected at the annual meeting of the stockholders and each director shall be elected to serve until his successor is elected and qualifies. Directors need not be stockholders. Notwithstanding anything to the contrary in these Bylaws, the requirements of Article II, Section 14 shall not apply to nominees selected to fill vacancies or newly-created directorships by written consent of the holders of a majority of the outstanding shares entitled to vote.'"

        Article FIFTH, paragraph A of the Company's certificate of incorporation provides, "The number of directors which shall constitute the board of directors of the Corporation (the "Board") shall be fixed in accordance with the Bylaws of the Corporation." Article III, Section 2 of the Company's Bylaws presently provides that the authorized number of directors shall initially be nine and may be changed by Board resolution or vote of a majority of the outstanding shares. The Company's proxy statement for the 1997 annual meeting stated that the Board had established the authorized number of directors at seven. The Soliciting Shareholder seeks shareholder approval to increase the number of authorized directors by 10 to 17 and to amend the Bylaws to reflect that increase.

        One purpose of the Board Increase Proposal is to create a sufficient number of Board vacancies to allow the Soliciting Shareholder Nominees, if elected, to fill such newly-created directorships, to constitute a majority of the Board. If the Board Increase Proposal becomes effective, there will be 10 newly-created directorships because the number of authorized directors on the Board will be increased from seven to 17. See "Filling of Newly-Created Directorships."

        The other purpose of the Board Increase Proposal is to clarify that the Shareholders may fill vacancies on the Board and newly-created directorships by written consent in lieu of a meeting.

        Article III, Section 3 of the Bylaws presently provides that vacancies on the Board "may be filled in the manner provided in the Certificate of Incorporation . . . A vacancy or vacancies in the Board of Directors is deemed to exist in the case of the death, resignation, or removal of any director or if the authorized number of directors be increased . . . ."

        Article FIFTH, paragraph C of the Company's certificate of incorporation provides that "Any vacancies occurring in the Board for any reason, and any newly created directorships resulting from any increase in the number of directors, may be filled by the Board, acting by a majority of the directors then in office, although less than a quorum or by the stockholders, and any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his successor shall be elected and qualified."

        Under Delaware law, unless otherwise provided in the certificate of incorporation, any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting by written consent of holders of the required number of shares. See "Consent Procedure." The Company's restated certificate of incorporation does not limit the Shareholders' ability to act by written consent in lieu of a meeting.

        Article II, Section 14(c) of the Bylaws presently provides that "Only persons who are nominated in accordance with the procedures set forth in this bylaw shall be eligible to serve as directors. . . ." The procedures set forth in Article II, Section 14 concern the nomination of persons for election to the Board at annual or special meetings of stockholders. To clarify Article II,
Section 14 of the Bylaws, Article III, Section 2 of the Bylaws is proposed to be amended to provide that the requirements of Article II, Section 14 shall not apply to nominees selected by written consent of shareholders to fill vacancies on the Board and newly-created directorships.

Vote Required to Adopt the Board Increase Proposal.

        Article III, Section 2 of the Bylaws presently provides that the authorized number of directors "may be changed by resolution of the Board of Directors or a majority vote of the outstanding shares entitled to vote thereon."

        Article IX, Section 1 of the Bylaws provides that the Bylaws may be amended "by the vote of holders of a majority of the outstanding shares entitled to vote unless, as to a particular provision, a higher vote is required by the Certificate of Incorporation or by statute; provided, however, that Section 3 of
Article II, and Sections 1 and 2 of Article IX of these Bylaws may not be amended or repealed in any respect except by the affirmative vote of the holders of not less than eighty percent (80%) of the outstanding shares entitled to vote thereon . . . ."

        The Board Increase Proposal does not propose to amend or repeal Article II, Section 3 (special meetings of stockholders) or Article IX, Section 1 or 2 (amendments) of the Bylaws. Nor does the Company's restated certificate of incorporation or the GCL require a higher vote than a majority of the outstanding Shares to amend the Bylaws to increase the authorized number of directors. Accordingly, the Board Increase Proposal may be enacted by the holders of a majority of the outstanding Shares entitled to vote. See "Vote Required to Adopt the Proposals."

3.  FILLING OF NEWLY-CREATED DIRECTORSHIPS PROPOSAL.

                            (Item 3 on Consent Card)

SHAREHOLDERS ARE ASKED TO CONSIDER AND VOTE UPON A RESOLUTION REGARDING THE FILLING OF NEWLY-CREATED DIRECTORSHIPS:

        "Resolved, the stockholders hereby elect the Soliciting Shareholder Nominees (the "Nominees") to fill the new directorships on the Board created by the adoption of the resolution proposed by Paul R. Dupee, Jr. amending the Bylaws to increase the size of the Board. The Nominees, once on the Board, shall hold such office until each of their successors has been elected and qualified or until their earlier resignation or removal."

        The Soliciting Shareholder has nominated the following persons (the "Soliciting Shareholder Nominees") to the Board to fill the newly-created directorships. Unless otherwise indicated, the address of each of the Soliciting

Shareholder Nominees is care of the Soliciting Shareholder, 10 Wilton Row, London, SW1X 7NR, England. The Nominees shall seek to have the Board assign them to classes as indicated below.


NAME                    AGE     PRINCIPAL OCCUPATION AND EMPLOYMENT                      CLASS

George H. Bigelow       55      Mr. Bigelow has served  as President,  Chief Operating      I
                                Officer and Director  of   Americana Hotels and Realty
                                Corporation, a  publicly-traded real estate investment
                                trust located in  Boston, Massachusetts  since  March
                                1986.  In  March  1997,  he  became  Chief   Financial
                                Officer  of  that  company.  He was the  President  of
                                Americana  Corporation  from 1986  until  1997.  Since
                                January 1998,  Mr.  Bigelow has been a  Manager/Member
                                of  the  Americana  Group,   LLC.  In  addition,   Mr.
                                Bigelow   served   on  the  Board  of   Directors   of
                                Newton-Wellesley  Hospital  from 1986 until 1996,  and
                                was Chairman of the Board from 1991 until 1993.

Robert M. Davies        47      Robert M.  Davies is  Managing  Director  of The Menai    III
                                Group LLC, a merchant  banking  firm.  Mr.  Davies was
                                the Vice President of Wexford Capital Corporation,  an
                                investment   manager  to  several  private  investment
                                funds,  from 1994 to March 1997.  From  September 1993
                                to May 1994 he was  Managing  Director  of  Steinhardt
                                Enterprises,  Inc.,  an investment  company,  and from
                                1987 to August 1993, he was Executive  Vice  President
                                of  The  Hallwood  Group   Incorporated,   a  merchant
                                banking  firm.  Mr.  Davies is a Director and Chairman
                                of  Oakhurst  Company,  Inc.  and a  Director  of  its
                                majority-owned subsidiary, Steel City Products, Inc.

Paul R. Dupee Jr.       54      Mr.  Dupee is a private  investor.  He has served as a     I
                                Director of the Lynton Group,  Inc. since 1996 and has
                                been  Chairman  since 1998.  From 1986  through  1996,
                                Mr.  Dupee  was  Director  and  Vice  Chairman  of the
                                Boston  Celtics  Limited  Partnership,  which owns the
                                National   Basketball   Association  team  the  Boston
                                Celtics.

Richard A. Eddy         61      For the  last  five  years,  Mr.  Eddy has  served  as    II
                                Managing  General  Partner of TPL  Properties  Ltd., a
                                real estate company which holds investment  properties
                                world-wide,  and as  General  Partner  of  Mesa  Verde
                                Villas,  a large  apartment  project in Orange  County
                                California.

Enrique F. Gittes       58      From 1992 to the present,  Mr.  Gittes has served as a    II
                                Director   of   North   Atlantic   Smaller   Companies
                                Investment   Trust  Plc,   which  invests  in  special
                                situations  and provides  venture  capital  financing.
                                Since 1993,  Mr. Gittes has been a Director of Denison
                                International  Ltd., a manufacturer and distributor of
                                hydraulic    pumps   and   valves    for    industrial
                                applications.   From  1992  until  1994,   Mr.  Gittes
                                served as a Director  of Scholl  Plc,  a  manufacturer
                                and marketer of Dr.  Scholl's and other  personal care
                                products.  From 1997 to the  present,  he has been the
                                Chairman  of  the  Board  of  Directors  of  Synthesis
                                Technologies,   Inc.,  a  developer  of  software  for
                                searching  and  analyzing  free text in clinical  data
                                repositories.

                                      -6-








NAME                    AGE     PRINCIPAL OCCUPATION AND EMPLOYMENT                      CLASS
Peter Homick            52      Since 1988, Mr. Homick has worked as  an  independent      I
                                consultant    specializing    in    the     insurance
                                industry.  In  that  capacity,  he served  as interim
                                chief    executive  officer   for    Group     Health
                                Hospitalization   and   Medical   Services,  Inc.,  a
                                health   care    insurer,    and     has    evaluated
                                investments,    provided   advice   on operations and
                                strategic   planning,   identified     and negotiated
                                new   business   opportunities   and    assisted   in
                                business dispositions.

Christopher H. Mills    45      Mr.  Mills has  served as Chief  Executive  Officer of     I
                                North  Atlantic  Smaller  Companies  Investment  Trust
                                Plc, which invests in special  situations and provides
                                venture  capital  financing,  since 1984. In addition,
                                he  serves  as  a  Director  of  Compass   Plastics  &
                                Technologies,    Critical   Care   Concepts,   Gateway
                                Homecare   Inc.,  Oak   Industries,   Inc.,  PS  Group
                                Holdings,    Inc.,   W-H   Holdings   Inc.,    Denison
                                International Limited,  Horace Small Apparel Plc, J.O.
                                Hambro & Partners Limited and Moss Financial  Services
                                Ltd.

Claudia M. Perkins      39      Since  1992,  Ms.  Perkins  has  been  an  independent    II
                                consultant  specializing  in publishing  and research.
                                She has completed  projects in the United  Kingdom and
                                Mexico.  Ms.  Perkins  has  been a  Director  of  J.O.
                                Hambro Capital Management since 1995.

Lawrence I. Sosnow      63      From  1975  until  1994,  Mr.  Sosnow  was  the  Chief    III
                                Executive  Officer of Patient Care, Inc., a New Jersey
                                home health  services  provider.  Since  1995,  he has
                                been  Vice  Chairman  of  that   company's   board  of
                                directors.  In addition,  since 1997,  Mr.  Sosnow has
                                served as Vice  Chairman of the board of  directors of
                                Athena  Healthcare,  Inc., which is in the business of
                                physician practice  management.  From 1990 until 1993,
                                he was a  dialysis  provider  for the Upper  Manhattan
                                Dialysis Center.

Allen L. Thomas         58      Mr.  Thomas was  General  Counsel of General  Atlantic    II
                                Group Ltd.,  a holding  company for  interests  in the
                                hotel,  retail,  leisure,  health  club,  software and
                                property  industries,  from 1992 until 1994.  In 1994,
                                he began  investing  privately and providing  business
                                and legal advice,  which continues to the present.  In
                                addition,   since  1995,  Mr.  Thomas  has  served  as
                                General Counsel and Director of Penna  Holdings,  Plc,
                                a human  resources  consulting  firm.  From March 1995
                                until December 1995, he was a  non-executive  director
                                of  Ockham   Holdings  Plc,  an  insurance  and  stock
                                brokerage  firm.  Since  January 1996 he has served as
                                the Chairman of that company.


        The Nominees are committed, subject to their fiduciary duties, to pursuing strategic alternatives to enhance shareholder value, including a sale of the Company or its assets. The Nominees have no present intention to change the existing senior management of the Company. The Nominees intend to appoint the Soliciting Shareholder to oversee the implementation of their plan to pursue strategic alternatives. The Soliciting Shareholder and the Soliciting
Shareholder Nominees contemplate agreeing on the terms of incentive compensation to be paid to the Soliciting Shareholder. Subject to their fiduciary duties, the Nominees expect to support the Soliciting Shareholder's request for reimbursement of costs and expenses in connection with this solicitation.

        On November 11, 1971, the Soliciting Shareholder was named as one of 44 defendants in a civil lawsuit brought by the Securities and Exchange Commission
(the "Commission") in the United States District Court for the


                                      -7-




Southern District of New York in an action entitled Commission v. Everest
Management Corporation, et al., Case No. 71 Civ. 4932. The complaint contained
45 claims, only 3 of which named the Soliciting Shareholder. The claims against the Soliciting Shareholder were based on alleged violations of section 17 of the Securities Act of 1933, section 10(b) of the Securities Exchange Act of 1934 and sections 206(1) and (2) of the Investment Advisers Act of 1940.

        On November 6, 1973, the Soliciting Shareholder consented to the entry of a Final Judgment of Permanent Injunction in connection with the complaint, without admitting any of the allegations in the Complaint, without trial or adjudication of, or finding on, any issue of fact or law or any wrongdoing or liability on the part of the Soliciting Shareholder and without the Final
Judgment constituting evidence or admission with respect to any such issue. The injunction prohibits the Soliciting Shareholder from violating certain provisions of the federal securities laws.

Employment Agreements.

        The Employment Agreement dated April 1, 1996 and amended on February 11,
1997 (the "Employment Agreement"), between the Company and Peter J. Ratican
("Ratican") provide that in the event of a Change of Control of the Company, Ratican may elect to terminate the Employment Agreement within 120 days of such Change of Control, in which case such Ratican will be entitled to receive a payment equal to 2.99 times his average annualized compensation from all sources from and relating to the Company which is includable in his gross income, including the value of unexercised options and termination of forfeiture restrictions on shares of common stock, for the most recent five taxable years ending with and including the calendar year in which the Change of Control occurs. In addition, all options held by Ratican to purchase shares of common stock not otherwise already vested pursuant to the terms of such options and all shares of restricted stock not otherwise already vested pursuant to the terms of the applicable Restricted Stock Agreement shall vest immediately upon such termination.

        "Change of Control" is defined to include the Continuing Directors of the Company ceasing to constitute a majority of the Board. Continuing Directors are those persons who were directors on April 1, 1996 and those persons who were nominated for election by the stockholders or appointed, in each case, by the affirmative vote of a majority of Continuing Directors then serving on the Board. The Soliciting Shareholder Nominees will, if elected, constitute a majority of the Board, so their election will be a Change of Control under the Employment Agreement.

Possible Amendments to Board Increase Resolution and Filling of Vacancies
Resolution.

        Under Article FIFTH, paragraph C of the Company's restated certificate of incorporation and Article III, Section 3 of the Bylaws, the Board has the power to increase the authorized number of directors on the Board and to fill those newly-created directorships. If the Board seeks to frustrate the purpose of the Proposals by increasing the authorized number of directors and filling the resulting new directorships prior to the adoption of the Proposals, the Soliciting Shareholder believes that such Board action would be invalid under Delaware law and the Bylaws. However, in such event, or in the event that the Board has increased the authorized number of directors since the Company's last proxy statement was filed, the Soliciting Shareholder may amend the Board
Increase Proposal to increase the number of authorized directors by more than 10 and may name additional Nominees, so that the Nominees, if elected, will constitute a majority of the Board.

Vote Required to Fill Vacancies Created by an Increase in the Size of the Board.

        Under the Company's restated certificate of incorporation and the Bylaws, holders of a majority of the outstanding Shares may fill vacancies on the Board, which are defined to include new directorships resulting from an increase in the size of the Board. Under Delaware law, absent a limitation in the certificate of incorporation, any action that may be taken at any annual or special meeting of stockholders may be taken by written consent. See "Consent
Procedures." In addition, the Board Increase Proposal will clarify the nomination requirements of Article II, Section 14 of the Bylaws do not apply to the election of directors by written consent of shareholders. Accordingly, the holders of a majority of outstanding Shares entitled to vote may fill, by written consent, the new directorships created by the increase in the authorized number of directors.

                                      -8-





                            THE MAXICARE RIGHTS PLAN

        The Company has filed a Form 8-K Report with the Securities and Exchange
Commission stating that on February 24, 1998, the Board had declared a distribution to Shareholders of preferred stock purchase rights of the type commonly known as a "Poison Pill." The Company's description of the Poison Pill is attached to this Solicitation Statement as Exhibit A.

        The election of the Soliciting Shareholder Nominees and Shareholder approval of the three Proposals set forth in this Consent Solicitation will not trigger any rights under the Poison Pill. However, following the election of the Soliciting Shareholder Nominees, the Board may wish to enter into certain transactions which could not be accomplished unless the Poison Pill were redeemed or otherwise made inapplicable to the transaction. While the Company retains the power to redeem the rights under the Poison Pill at a nominal price, the Poison Pill includes a provision ("Dead Hand Clause") that does not allow the Poison Pill to be redeemed unless redemption is approved by a majority of the independent directors who are "Continuing Directors" (defined in the Company's description of the Poison Pill as "the members of the Board of Directors as of February 24, 1998 or persons recommended to succeed a Continuing
Director by a majority of Continuing Directors"). It is the view of Delaware counsel for the Soliciting Shareholder that, although there are no Delaware decisions directly addressing the issue, the Dead Hand Clause would be held contrary to Delaware law by a Delaware court. As described below in the Section entitled "Certain Litigation," contemporaneously with the filing of this preliminary Consent Solicitation, the Soliciting Shareholder has commenced an action in the Delaware Court of Chancery seeking, among other things, declaratory and injunctive relief holding that the Poison Pill and the Dead Hand
Clause are invalid and unenforceable.

                               CERTAIN LITIGATION

        Contemporaneously with the filing of this preliminary Consent
Solicitation, the Soliciting Shareholder filed complaints in the Court of Chancery for the State of Delaware in and for New Castle County (the "State
Court Complaint") and in the United States Federal District Court for the
District of Delaware (the "Federal Court Complaint"). Both complaints name the
Company as a defendant and the State Court Complaint names, in addition, the current members of the Board (the "Director Defendants") as defendants.

        The Federal Court Complaint seeks a declaratory judgment that the materials the Soliciting Shareholder has filed with the Securities and Exchange
Commission relating to this solicitation, including this Consent Solicitation, comply with the federal securities laws, including Rule 14a-9 promulgated pursuant to Section 14(a) of the Securities and Exchange Act of 1934, 15 U.S.C.
section 78n(a).

        The State Court Complaint describes the Company's Bylaws and the
Proposals set forth in this Consent Solicitation and seeks a declaratory judgment that (a) holders of a majority of the outstanding Shares entitled to vote may increase the authorized number of directors on the Board and may amend the Bylaws (i) to reflect that increase and (ii) to clarify that the requirements of Article II, Section 14 of the Bylaws do not apply to nominees selected to fill vacancies or newly-created directorships by written consent
(such Bylaw amendments are referred to in this "Certain Litigation" section as the "Amendments"); (b) any action by the Director Defendants to obstruct, undermine, delay, repeal or amend the Amendments would violate Delaware law and the Bylaws and would constitute a breach of the Director Defendants' fiduciary duties; (c) any action by the Director Defendants to adopt new Bylaws or amend the Bylaws to require supermajority shareholder approval to enact the Amendments would violate the Bylaws and Delaware law and would constitute a breach of the Director Defendants' fiduciary duties; (d) Article II, Section 14 of the Bylaws applies only to directors to be elected at an annual or special meeting of the shareholders and not to those to be elected by written consent, or, in the alternative, that if the Amendments are approved by written consent of the holders of a majority of the outstanding shares entitled to vote, that Article
II, Section 14 does not apply to the Soliciting Shareholder Nominees and their election by written consent; and (e) the Dead Hand Clause violates Delaware law and is thus invalid and unenforceable. The State Court Complaint seeks permanent and preliminary injunctive relief enjoining the Director Defendants from enforcing or implementing the Poison Pill.

                                      -9-




                         CERTAIN INFORMATION CONCERNING
                THE SOLICITING SHAREHOLDER AND OTHER PARTICIPANTS
                               IN THE SOLICITATION

        The Soliciting Shareholder owns 207,900 shares of Common Stock directly and beneficially owns 21,000 shares of Common Stock owned by a corporation in which he owns 100% of the outstanding stock. Certain information about the Soliciting Shareholder and the Soliciting Shareholder Nominees is set forth in the Schedules attached hereto.

        Except as set forth in this Solicitation Statement or in the Schedules hereto, to the best knowledge of the Soliciting Shareholder, none of the Soliciting Shareholder, any of the persons participating in this solicitation on behalf of the Soliciting Shareholder, or any associate of any of the foregoing persons (i) owns beneficially, directly or indirectly, or has the right to acquire, any securities of the Company or any parent or subsidiary of the Company, (ii) owns any securities of the Company of record but not beneficially,
(iii) has purchased or sold any securities of the Company within the past two years, (iv) has incurred indebtedness for the purpose of acquiring or holding securities of the Company, (v) is or has been a party to any contract, arrangement or understanding with respect to any securities of the Company within the past year, (vi) has been indebted to the Company or any of its subsidiaries since the beginning of the Company's last fiscal year, (vii) has any arrangement or understanding with respect to future employment by the Company or with respect to any future transactions to which the Company or any of its affiliates will or may be a party, (viii) knows of any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries is to be a party, in which the amount involved exceeds $60,000 and in which any of the Soliciting Shareholder, any of the persons participating in this solicitation on behalf of the Soliciting Shareholder or any of their respective associates had, or will have, a direct or indirect material interest, or (ix) has been convicted during the last ten years in a criminal proceeding
(excluding traffic violations or other similar misdemeanors). In addition, except as set forth in this Solicitation Statement or in the Schedules hereto, to the best knowledge of the Soliciting Shareholder, none of the Soliciting
Shareholder, any of the persons participating in this solicitation on behalf of the Soliciting Shareholder, or any associate or immediate family member of any of the foregoing persons has had or is to have a direct or indirect material interest in any transaction with the Company since the beginning of the Company's last fiscal year, or any proposed transaction, to which the Company or any of its affiliates was or is a party.

        The Soliciting Shareholder, J.O. Hambro Capital Management Ltd
("Hambro"), North Atlantic Smaller Companies Investment Trust ("North Atlantic") and American Opportunity Trust ("Opportunity") have entered into an oral agreement under which the costs of this solicitation are shared 40% by the Soliciting Shareholder, 40% by North Atlantic and 20% by Opportunity. Hambro is an investment advisor for funds, including North Atlantic and Opportunities.
Hambro's principal place of business is at 10 Park Place, London SW1A 1LP,
England. Hambro beneficially owns 424,050 shares of Common Stock, including
200,000 shares owned by North Atlantic and 90,000 shares owned by Opportunity.

                                  VOTING RIGHTS

        According to the Company's Form 10-Q for the quarterly period ended
September 30, 1997, as of November 11, 1997, 17,968,359 Shares were outstanding and entitled to vote. The Soliciting Shareholder believes that the Shares are the only outstanding class of securities of the Company entitled to act by written consent. Each Share is entitled to one vote. For a description of the vote required to adopt the Proposals, see "Proposals--Vote Required for Adoption" under each of the Proposals and in the forepart of this Solicitation
Statement under "Vote Required to Enact the Proposals."

                               GENERAL INFORMATION

        This Solicitation Statement and the accompanying GOLD Consent Card are first being made available to Shareholders on or about March ___, 1998. Executed
Consent Cards will be solicited by mail, advertisement, telephone, telecopier and in person. Solicitation will be made by the Soliciting Shareholder, Christopher Mills and



                                      -10-




Robert M. Davies, none of whom will receive additional compensation for such solicitation. Consents will be solicited from individuals, brokers, banks, bank nominees and other institutional holders. The Soliciting Shareholder has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. The Soliciting Shareholder will reimburse these record holders for their reasonable out-of-pocket expenses.

        In addition, the Soliciting Shareholder has retained MacKenzie to solicit consents, for which MacKenzie will be paid a fee of approximately
$______. MacKenzie will be reimbursed for its reasonable expenses.

        If the Soliciting Shareholder Nominees are elected, the Soliciting
Shareholder intends to ask the Board to have the Company reimburse the Soliciting Shareholder for costs and expenses incurred in connection with this solicitation. The Soliciting Shareholder does not intend to request that his reimbursement request be submitted to a vote of the Shareholders. Costs incidental to this solicitation, including expenditures for printing, postage, legal and related expenses are expected to be approximately $_______.

                         REVOCABILITY OF SIGNED CONSENTS

        You may revoke your Consent at any time by executing and delivering a written revocation to the Company (please send a copy of any revocation sent to the Company to MacKenzie so the Soliciting Shareholder is aware of the revocation) or by delivering a later-dated Consent voting against the Proposals.
Such a revocation must clearly state that your Consent Card is no longer effective. Any revocation of a Consent will not affect any action taken pursuant to the Consent prior to such revocation.

        IF YOU HAVE ANY QUESTIONS ABOUT GIVING YOUR CONSENT OR REQUIRE
ASSISTANCE, PLEASE CONTACT MACKENZIE TOLL-FREE AT (800) 322-2885.

                                      -11-





                                   SCHEDULE I

        INFORMATION CONCERNING THE SOLICITING SHAREHOLDER AND SOLICITING
                              SHAREHOLDER NOMINEES

        Each of the Soliciting Shareholder Nominees is a participant in the solicitation and the name and present principal occupation or employment of each of the Soliciting Shareholder Nominees is set forth in the body of this Solicitation Statement under the Filling of Newly-Created Directorships
Proposal. The principal business addresses of each of the Soliciting Shareholder
Nominees are set forth on Schedule II.

        Consents may be solicited by mail, advertisement, telephone, telecopier and in person.

                                      -12-






                                   SCHEDULE II
         PRINCIPAL BUSINESS ADDRESSES OF SOLICITING SHAREHOLDER NOMINEES

George H. Bigelow       The Americana Group LLC
                        535 Boylston Street
                        Boston, MA  02116

Robert M. Davies        The Menai Group LLC
                        100 First Stamford Place, 6th floor
                        Stamford, CT  06902

Paul R. Dupee Jr.       10 Wilton Row
                        London SW1X 7NR
                        England

Richard A. Eddy         Mesa Verde Villas
                        553 Irvine Avenue
                        Newport Beach, CA 92660

Enrique F. Gittes       North Atlantic Smaller Companies Investment Trust Plc
                        c/o J.O. Hambro Capital Management Ltd
                        10 Park Place

                        London SW1A 1LP
                        England

Peter Homick            55 Biltmore Estates
                        Phoenix, AZ  85106

Christopher Mills       J.O. Hambro Capital Management Ltd
                        10 Park Place
                        London SW1A 1LP
                        England

Claudia Perkins         J.O. Hambro Capital Management Ltd
                        10 Park Place
                        London SW1A 1LP
                        England

Lawrence Sosnow         850 Park Avenue
                        New York, NY  10021

Allen Thomas            Penna Holdings Plc
                        2 Fore Street
                        London
                        England

                                      -13-








                                  SCHEDULE III

   TRANSACTIONS IN THE COMPANY'S SECURITIES BY THE SOLICITING SHAREHOLDER AND
                                 HIS AFFILIATES

         The following table sets forth information with respect to all purchases and sales of Common Stock of the Company by the Soliciting Shareholder and his affiliates during the past two years. Except as set forth in Schedules
III, IV and V, no participant in this solicitation has purchased or sold securities of the Company within the past two years.


   DATE          NUMBER OF SHARES               PRICE
   ----          ----------------               -----
  3/7/97              -2,500                  $24.3750
  3/20/97             -5,000                   25.8750
  7/25/97              5,000                   19.7250
  8/6/97               5,000                   19.4500
  8/7/97               3,000                   19.0000
  8/11/97              2,000                   17.8750
  8/19/97              2,000                   17.3750
  9/25/97              3,000                   18.9896
  10/7/97              6,000                   18.5208
  10/8/97             16,800                   19.8006
  10/9/97             13,000                   19.5865
 10/10/97              5,200                   19.5250
 10/10/97              4,000                   19.2969
 10/20/97              3,000                   18.5000
 10/20/97              2,000                   18.5000
 10/20/97              1,300                   18.4688
 10/22/97              5,000                   15.2500
  11/3/97              5,000                   14.2825
  11/7/97             10,000                   13.0000
 12/15/97              5,000                   10.5000
 12/15/97              2,200                   10.0000
 12/16/97             10,000                   10.5000
  1/26/98              3,500                    8.5188
  2/6/98               8,000                    7.9606
  2/10/98              4,000                    9.1813
  2/17/98              4,600                    9.5300
  2/18/98              5,500                    9.6000
  2/25/98              2,000                   10.2562
  3/2/98               4,000                    9.7500
  3/3/98               1,200                    9.5000
  3/5/98               8,800                    9.7500
  3/9/98               8,500                    9.8750
  3/12/98             10,300                   10.7500
  3/13/98              5,000                   10.9375
  3/13/98              5,000                   10.9338
  3/13/98              5,000                   10.9325

                                   SCHEDULE IV

       TRANSACTIONS IN THE COMPANY'S SECURITIES BY HAMBRO, NORTH ATLANTIC,
                       OPPORTUNITIES AND THEIR AFFILIATES

         The following table sets forth information with respect to all purchases and sales of Common Stock of the Company by Hambro, North Atlantic, Opportunity and their affiliates during the past two years. Except as set forth in Schedules III, IV and V and Schedule IV, no participant in this solicitation has purchased or sold securities of the Company within the past two years.


       PARTICIPANT             DATE             NUMBER OF SHARES         PRICE
       -----------            -----              ---------------        -------
      North Atlantic         3/29/96                 25,000             16.4791
          Hambro             6/21/96                  4,000             20.2331
      North Atlantic         6/24/96                 25,000             12.8263
          Hambro              7/1/96                   300              19.2650
          Hambro              7/1/96                  2,000             19.1800
          Hambro             12/3/96                  1,500             20.7700
          Hambro              3/3/97                   500              22.4813
          Hambro             3/14/97                 -2,000             24.2373
          Hambro              5/6/97                  1,000             14.0916
          Hambro             5/28/97                  1,000             13.1261
          Hambro              6/2/97                   500              24.3300
          Hambro             6/30/97                  2,000             22.7531
          Hambro             6/30/97                   500              22.7981
          Hambro             7/28/97                  3,000             19.9188
          Hambro             7/28/97                   200              20.2069
          Hambro             7/28/97                   500              19.9688
          Hambro              8/6/97                   200              12.2601
          Hambro              8/6/97                   500              12.3514
          Hambro             8/20/97                   200              18.1143
          Hambro             8/20/97                  3,000             18.0641
          Hambro              9/2/97                   300              11.4287
          Hambro              9/2/97                   300              18.3850
          Hambro              9/2/97                   500              18.2100
      North Atlantic         11/11/97                74,500             13.1930
       Opportunity           11/12/97                40,000             14.7670
          Hambro             12/18/97                 2,000             21.5150
      North Atlantic         12/19/97                  500              13.6145
          Hambro             2/12/98                  1,500              9.7653
          Hambro             2/12/98                  1,300              9.6481
          Hambro             2/12/98                  1,200              9.6981
          Hambro             2/12/98                  1,000              5.9732


In addition to the transactions in the Company's securities listed on the previous page, put options have been sold and remain outstanding as set forth in the following chart:

   PARTICIPANT               DATE         NUMBER OF SHARES SUBJECT TO       STRIKE PRICE
                                                     OPTION
  North Atlantic            8/1/97                   10,000                    17.50
  North Atlantic           8/19/97                   10,000                    17.50
  North Atlantic           12/15/97                  65,000                    12.50
  North Atlantic           12/16/97                  35,000                    12.50
   Opportunity              3/2/98                   10,000                    12.50

                                   SCHEDULE V

         TRANSACTIONS IN THE COMPANY'S SECURITIES BY OTHER PARTICIPANTS

         The following table sets forth information with respect to all purchases and sales of Common Stock of the Company during the past two years by participants in the solicitation other than the Soliciting Shareholder, Hambro, North Atlantic, Opportunity and their respective affiliates. Except as set forth in Schedules III, IV and V, no participant in this solicitation has purchased or sold securities of the Company within the past two years.

GEORGE H. BIGELOW:

         On March 16, 1998, Mr. Bigelow purchased 1,000 shares of the Company's Common Stock at a price of $11.0625 per share.

ENRIQUE F. GITTES:

         Mr. Gittes does not directly own any shares of the Company's Common Stock. He is a Director of North Atlantic, whose ownership of and transactions in the Common Stock are set forth in this Consent Solicitation and Schedule IV hereto.

CHRISTOPHER MILLS:

         Christopher Mills does not directly own any shares of the Company's Common Stock. He owns 11% of the outstanding voting stock of North Atlantic and is therefore deemed to be an associate of North Atlantic. Mr. Mills is a director and 0.8% shareholder of Opportunity. Hambro's, North Atlantic's and Opportunity's ownership and transactions are set forth in this Consent Solicitation and Schedule IV hereto.

CLAUDIA PERKINS:

         Claudia Perkins does not directly own any shares of the Company's Common Stock. She is a Director of Hambro, whose ownership of and transactions in the Common Stock are set forth in this Consent Solicitation and Schedule IV hereto.

LAWRENCE SOSNOW:

         On Friday, March 13, 1998, Mr. Sosnow purchased 7,000 shares of the Company's Common Stock for $10.984 per share.

                                                                       Exhibit A
                          THE COMPANY'S DESCRIPTION OF
                                 THE POISON PILL

                  On February 24, 1998, the Board of Directors of Maxicare Health Plans, Inc. (the "Corporation") declared a dividend distribution of one preferred share purchase right (a "Right") for each outstanding share of Common Stock, par value $0.01 per share (the "Common Shares"), of the Corporation. The dividend is payable to the stockholders of record on March 16, 1998 (the "Record Date"), and with respect to Common Shares issued thereafter, until the Distribution Date (as defined below) and, in certain circumstances, with respect to Common Shares issued after the Distribution Date. Except as set forth below, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Corporation one five-hundredth of a share of Series B Preferred Stock, $0.01 par value (the "Preferred Shares"), of the Corporation at a price of $45.00 per one five-hundredth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Corporation and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"), dated as of February 24, 1998.

                  Initially, the Rights will be attached to all certificates representing Common Shares then outstanding, and no separate Right Certificates will be distributed. The Rights will separate from the Common Shares upon the earliest to occur of (i) the date of a public announcement that, without the prior consent of a majority of the Disinterested Directors (as defined below), a person or group of affiliated or associated persons has acquired beneficial ownership of 15% or more of the outstanding Common Shares (except pursuant to a Permitted Offer, as hereinafter defined), or (ii) 10 days (or such later date as the Board may determine) following the commencement or announcement of an intention to make a tender or exchange offer, the consummation of which would result in a person or group becoming an Acquiring Person (as hereinafter defined) (the earliest of such dates being called the "Distribution Date").

A person or group whose acquisition of Common Shares causes a Distribution Date pursuant to clause (i) above is an "Acquiring Person". The date that a person or group announces publicly that it has become an Acquiring Person is the "Shares Acquisition Date". Any current holder that has previously advised the Corporation that it holds in excess of 15% of the Common Shares has been "grandfathered" with respect to its current position, including an allowance for certain small incremental additions thereto.

                  "Disinterested Directors" are "Continuing Directors" who are not officers or employees of the Corporation and who are not Acquiring Persons or their affiliates, associates or representatives of any of them, or any person who was directly or indirectly proposed or nominated as a director of the corporation by an Acquiring Person or certain related parties and "Continuing Directors" are the members of the Board of Directors as of February 24, 1998 or persons recommended to succeed a Continuing Directors by a majority of Continuing Directors.

                  The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender or transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights Agreement being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (the "Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date (and to each initial record holder of certain Common Shares issued after the Distribution Date), and such separate Right Certificates alone will evidence the Rights.

                  The Rights are not exercisable until the Distribution Date and will expire at the close of business on February 23, 2008, unless earlier redeemed by the Corporation as described below.

                  In the event that any person becomes an Acquiring Person (except pursuant to a tender or exchange offer which is for all outstanding Common Shares at a price and on terms which a majority of the Disinterested Directors determines to be adequate and in the best interests of the Corporation and its stockholders, other than such Acquiring Person, its affiliates and associates (a "Permitted Offer")), each holder of a Right will thereafter have the right (the "Flip-In Right") to receive upon exercise Common Shares or one five-hundredth of a share of Preferred Shares (or, in certain circumstances, other securities of the Corporation) having a value (immediately prior to such triggering event) equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of the event described above, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or any affiliate or associate thereof will be null and void.

                  In the event that, at any time following the Shares Acquisition Date, (i) the Corporation consolidates with, or merges into, an Acquiring Person, or an affiliate or associate thereof, or any person or entity in which such Acquiring Person, affiliate or associate has an interest or which is acting in concert with such Acquiring Person, affiliate or associate (an "Interested Stockholder"), or any other entity (if all holders of Common Shares are not treated alike in such transaction), (ii) an Interested Stockholder or any other entity (if all holders of Common Shares are not treated alike in such transaction) consolidates with, or merges into the Corporation (other than, in the case of either transaction described in (i) and (ii) above and certain reorganization transactions), or (iii) the Corporation sells or otherwise transfers (in one transaction or a series of transactions) 50% or more of the assets or earning power of the Corporation to an Interested Stockholder or to any other entity (if all holders of Common Shares are not treated alike in such transaction), proper provision shall be made so that each holder of a

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Right (except Rights which previously have been voided as set forth below) shall thereafter have the right (the "Flip-Over Right") to receive, upon exercise, common shares of the acquiring or surviving company (or, in the event there is more than one acquiring company, the acquiring company receiving the greatest portion of the assets or earning power transferred) having a value equal to two times the exercise price of the Right.

                  The Purchase Price payable, and the number of Preferred Shares, Common Shares or other securities issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares, or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding cash dividends) or of subscription rights or warrants (other than those referred to above).

                  The number of outstanding Rights and the Purchase Price payable are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

                  Preferred Shares purchasable upon exercise of the Rights will not be redeemable, except at the election of the Corporation for Common Shares. Each Preferred Share will be entitled to a dividend per share of 500 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled (after the payment of any liquidation preference on any other series of preferred stock) to $100 per share, plus the holders of the Preferred Shares and the holders of the Common Shares will share the remaining assets in the ratio of 500 to 1 (as adjusted) for each Preferred Share and Common Share so held, respectively. Finally, in the event of any merger, consolidation or other transaction in which

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Common Shares are exchanged, each Preferred Share shall be entitled to receive
500 times the amount received per Common Share. These rights are protected by customary antidilution provisions.

                  With certain exceptions, no adjustment in the Purchase Price shall be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are one five-hundredths or integral multiples of one five-hundredths of a Preferred Share, which may, at the election of the Corporation, be evidenced by depository receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise or if the Preferred Shares are not traded, the market price of the Common Shares on such date.

                  At any time after a person becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the Common Shares, the Board of Directors of the Company (with the approval of a majority of the Disinterested Directors) may exchange the Rights (other than the Rights owned by the Acquiring Person or its affiliates and associates, which shall have become void) at an exchange ratio of one Common Share per Right (subject to adjustment). The Board of Directors can substitute one five-hundredths of a Preferred Share for some or all of the Common Shares per Right.

                  At any time prior to the earlier to occur of (i) a person becoming an Acquiring Person or (ii) the expiration of the Rights, and under certain other circumstances, the Corporation may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price") which redemption shall be effective upon the action of the Board of Directors (with the approval of a majority of the Disinterested Directors). Additionally, following the Shares Acquisition Date, the Corporation may redeem the then outstanding Rights in whole, but not in part, at the Redemption Price, provided that such redemption is in connection with a merger or other business combination transaction or series of transactions involving the Corporation in

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which all holders of Common Shares are treated alike but not involving an
Acquiring Person or its affiliates or associates and provided further that this redemption right shall not exist for 180 days following the Shares Acquisition Date under certain circumstances.

                  All of the provisions of the Rights Agreement may be amended by the Directors of the Corporation (with the approval of a majority of the Disinterested Directors) prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board of Directors in order to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or, subject to certain limitations, to shorten or lengthen any time period under the Rights Agreement.

                  Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Corporation, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders of the Corporation, stockholders may, depending upon the circumstances, recognize taxable income should the Rights become exercisable or upon the occurrence of certain events thereafter.

                  This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement,
Exhibit 4.13 hereto, which is hereby incorporated herein by reference.

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

                                   APPENDIX 1

                                  CONSENT CARD


                           MAXICARE HEALTH PLANS, INC.

                                  CONSENT CARD

                     THIS CONSENT IS SOLICITED ON BEHALF OF
     MR. PAUL R. DUPEE, JR. IN OPPOSITION TO THE BOARD OF DIRECTORS OF THE
                                     COMPANY

         The undersigned hereby acknowledges receipt of the Consent Solicitation (the "Consent Solicitation") in Connection with the Increase in the Authorized Number of Directors, the Amendment of Bylaws and the Election of Directors of Maxicare Health Plans, Inc. (the "Company") and consents with respect to all of the Common Stock, par value $.01 per share of the Company held by the undersigned, to the adoption of each of the proposals set forth herein as such proposals are defined in the Consent Solicitation without a meeting of the stockholders of the Company.

1.  SHAREHOLDERS ARE ASKED TO CONSIDER AND VOTE UPON THE BYLAW REPEAL
    PROPOSAL

[ ]  CONSENTS/FOR           [ ]  WITHHOLDS CONSENT/AGAINST       [ ]   ABSTAIN

2.  SHAREHOLDERS ARE ASKED TO CONSIDER AND VOTE UPON THE BOARD INCREASE
    PROPOSAL

[ ]  CONSENTS/FOR           [ ]  WITHHOLDS CONSENT/AGAINST       [ ]   ABSTAIN

3. SHAREHOLDERS ARE ASKED TO CONSIDER AND VOTE UPON THE ELECTION OF GEORGE BIGELOW, ROBERT DAVIES, PAUL DUPEE JR., RICHARD EDDY, ENRIQUE GITTES, PETER HOMICK, CHRISTOPHER MILLS, CLAUDIA PERKINS, LAWRENCE SOSNOW AND ALLEN THOMAS TO FILL THE NEWLY CREATED DIRECTORSHIPS (THE FILLING OF NEWLY-CREATED DIRECTORSHIPS PROPOSAL)

[ ]  CONSENTS/FOR           [ ]  WITHHOLDS CONSENT/AGAINST       [ ]   ABSTAIN





TO WITHHOLD CONSENT FOR THE ELECTION OF AN INDIVIDUAL NOMINEE, INDICATE SUCH NOMINEE IN THE SPACE ABOVE


                                        The signature on this Consent should
                                        correspond exactly with stockholder's
                                        name as printed to the left. In the case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.

                                        DATED:---------------------------, 1998

                                        ---------------------------------------
                                                        Signature

                                        ---------------------------------------
                                                           Title

                                        VOTES MUST BE INDICATED
                                        (X) IN BLACK OR BLUE INK

PLEASE SIGN, DATE AND RETURN THIS CONSENT IN THE
ENCLOSED PREPAID ENVELOPE

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